UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

DEFINITIVE SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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CHINA JO-JO DRUGSTORES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA JO-JO DRUGSTORES, INC.
Room 507-513, 5th Floor A Building, Meidu Plaza
Gongshu District, Hangzhou
Zhejiang Province, P.R. China
Telephone: +86-571-88077078

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 30, 2011

TO THE SHAREHOLDERS OF CHINA JO-JO DRUGSTORES, INC.:

The 2011 annual meeting of the shareholders of China Jo-Jo Drugstores, Inc., a Nevada corporation, (the “Company”), will be held on December 30, 2011, at 10:00 a.m. (Beijing time), at the Company’s principal executive offices located at Room 507-513, 5th Floor A Building, Meidu Plaza, Gongshu District, Hangzhou, Zhejiang Province, People’s Republic of China, for the following purposes:

1.	To elect nine directors to serve until the next annual meeting or until their successors are duly elected and qualified;

2.	To ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2012; and

3.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors has fixed the close of business on November 15, 2011, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.  We are using the Securities and Exchange Commission (the “SEC”) rules that allow issuers to furnish proxy materials to their shareholders through the Internet.  We believe these rules allow us to provide you with important information, while reducing the environmental impact of our annual meeting and lowering printing and delivery costs.  On or about November 18, 2011, we will be mailing our Notice of Internet Availability of Proxy Materials to our shareholders, which contain instructions for your use of this process, including how to access our proxy statement and annual report to shareholders and how to vote online.  In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may receive a paper copy of the proxy statement and annual report to shareholders.

By Order of the Board of Directors,

/s/ Lei Liu
Lei Liu
Chairman of the Board and Chief Executive Officer

Hangzhou, People’s Republic of China

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON DECEMBER 30, 2011 — THE PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT www.iproxydirect.com/CJJD

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE.  YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET.  IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD BY MAIL, YOU MAY ALSO MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

CHINA JO-JO DRUGSTORES, INC.
Room 507-513, 5th Floor A Building, Meidu Plaza
Gongshu District, Hangzhou
Zhejiang Province, P.R. China
Telephone: +86-571-88077078

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 30, 2011

November 15, 2011

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of China Jo-Jo Drugstores, Inc., a Nevada corporation (the “Company”), for use at the annual meeting of shareholders to be held on December 30, 2011, at 10:00 a.m. (Beijing time) (the “Annual Meeting”), or at any adjournment or postponement of the Annual Meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders.  The Annual Meeting will be held at the Company’s principal executive offices located at Room 507-513, 5th Floor A Building, Meidu Plaza, Gongshu District, Hangzhou, Zhejiang Province, People’s Republic of China.

These proxy materials are made available to you by the Board on the Internet on or about November 18, 2011, at www.iproxydirect.com/CJJD, which is the website described in the Notice of Internet Availability of Proxy Materials (the “Notice”), mailed to shareholders of record and beneficial holders.  Alternatively, upon your request, printed versions of these proxy materials will be delivered to you by mail, free of charge, in connection with the Board’ solicitation of proxies for use at the Annual Meeting.  Our shareholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement.  These proxy materials include: our proxy statement for (and notice of) the Annual Meeting; and our annual report on Form 10-K for the year ended March 31, 2011, which includes our annual audited financial statements for the year ended March 31, 2011.  If you requested printed versions of these proxy materials by mail, these proxy materials also include a proxy card or a voting information card for the Annual Meeting, for submitting your vote in writing to us or your broker, as the case may be.

Pursuant to rules adopted by the SEC, we are providing shareholders with Internet access to our proxy materials.  Doing so allows us to further our environmental objectives and the prudent use of resources by limiting waste generated from our annual meeting.  Accordingly, we are sending the Notice to our shareholders of record and beneficial owners of our stock, and filing the Notice with the SEC, on or about November 18, 2011.  In addition to our proxy materials being available for review at www.iproxydirect.com/CJJD, instructions on how to access the proxy materials over the Internet or to request a printed copy, free of charge, may be found in the Notice.  In addition, shareholders may request proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by contacting Issuer Direct Corporation at (919) 481-4000.  We will also provide shareholders upon request and free of charge with a copy of our Form10-K for the year ended March 31, 2011 filed with the SEC.

ABOUT THE MEETING

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on November 15, 2011 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting.  If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting.

Who can attend the Annual Meeting?

Any person who was a shareholder of the Company on the Record Date may attend the meeting.  If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the Annual Meeting.  If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the Annual Meeting.  You will not, however, be able to vote your shares at the Annual Meeting without a legal proxy.

What am I voting on?

The Board, on behalf of the Company, is seeking your affirmative vote for the following two items:

1.	The election of nine directors (see page 6)

2.	The ratification of Friedman, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2011 (see page 12)

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting.  If any other matter is properly brought before the meeting, your signed proxy card would authorize Mr. Lei Liu to vote on such matters in his discretion.

How do I vote?

Shareholders of Record

If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a shareholder of record.

If you are a shareholder of record, there are five ways to vote:

1.
Vote by Internet.  You can vote via the Internet.  The website address for Internet voting is provided on your Notice or proxy card.  You will need to use the control number appearing on your Notice or proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 28, 2011.  Internet voting is available 24 hours a day.  If you vote via the Internet, you do NOT need to vote by telephone or return a proxy card.

2.
Vote by Telephone.  You can also vote by telephone by calling the toll-free telephone number provided on the Internet link on your Notice or on your proxy card.  You will need to use the control number appearing on your Notice or proxy card to vote by telephone.  You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. Eastern Time on December 28, 2011.  Telephone voting is available 24 hours a day.  If you vote by telephone, you do NOT need to vote over the Internet or return a proxy card.

3.
Vote by Fax.  You can also vote by fax by faxing to the fax number provided on the Internet link on your Notice or on your proxy card.  You will need to use the control number appearing on your Notice or proxy card to vote by fax. You may transmit your voting instructions from by fax up until 11:59 P.M. Eastern Time on December 28, 2011.  Fax voting is available 24 hours a day.  If you vote by fax, you do NOT need to vote over the Internet or return a proxy card.

4.
Vote by Mail.  If you received a printed copy of the proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided.  Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

5.	Vote in Person. You can vote in person at the Annual Meeting.

Street Name Holders

If your shares are held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or agent.

Regardless of how your shares are registered, if you complete and properly sign the proxy card and return it to the address indicated, it will be voted as you direct.

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had 13,531,579 outstanding shares of common stock on the Record Date, and each of these shares is entitled to one vote.

How many votes must be present to hold the meeting?

The holders of at least a majority of the Company’s common stock outstanding on the Record Date must be present at the Annual Meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the Annual Meeting.  This means at least 6,765,791 common shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum.  Abstentions and broker non-votes will also be counted in determining the quorum.  A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

Proposal No. 1 (Election of Directors): The nine nominees for directors who receive the most votes will be elected.  Please note that brokers may no longer vote on the election of directors in the absence of specific client instructions.

Proposal No. 2 (Ratification of the Appointment of the Independent Auditor): The required vote to approve the ratification of the appointment of Friedman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011, is the affirmative vote of a majority of the votes cast, excluding abstentions. Your broker is entitled to vote your shares on this proposal if no instructions are received from you.  Abstentions will be counted as votes against this proposal.

An abstention with respect to these proposals will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy.  If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter.

Can I change my vote?

Yes. You may change your vote by sending in a new proxy card with a later date, or, if you are a shareholder of record, sending written notice of revocation to the Company’s Secretary at the address on the cover of this proxy statement.  Also, if you attend the Annual Meeting and wish to vote in person, you may request that your previously submitted proxy not be used.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

•	FOR each of the nominees for director named in this proxy statement; and

•	FOR ratification of the appointment of Friedman, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2011.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the Annual Meeting.  Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days after the Annual Meeting.

When are shareholder proposals due for the next annual meeting?

We presently intend to hold our next annual meeting of shareholders in October 2012.  Any appropriate proposal submitted by a shareholder and intended to be presented at the next annual meeting of shareholders must be submitted in writing to our Secretary at Room 507-513, 5th Floor A Building, Meidu Plaza, Gongshu District, Hangzhou, Zhejiang Province, People’s Republic of China, and received no later than July 31, 2012, to be includable in the Company’s proxy statement and related proxy for the next annual meeting of shareholders.  A shareholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of shareholder proposals in company-sponsored proxy materials.  Although the Board will consider shareholder proposals, we reserve the right to omit from our proxy statement, or to vote against, shareholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

How can I obtain additional information about the Company?

You can access our Annual Report on Form 10-K for the year ended March 31, 2011 (the “Annual Report”) as filed with the SEC by following the instructions on the Notice.  Additional copies will be furnished without charge to shareholders upon written request.  Exhibits to the Annual Report will be provided upon written request.  All written requests should be directed to: China Jo-Jo Drugstores, Inc., c/o Chief Financial Officer, Room 507-513, 5th Floor A Building, Meidu Plaza, Gongshu District, Hangzhou, Zhejiang Province, People’s Republic of China.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements and other information with the SEC.  The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including our Company, that file electronically with the SEC.  The SEC’s website address is www.sec.gov.  In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.  Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

PROPOSAL 1 - ELECTION OF DIRECTORS

Under the Company’s bylaws, the number of directors of the Company is fixed by the Board and may be increased or decreased by resolution of the Board.  Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors.  A director elected by the Board to fill a vacancy shall serve until the next annual meeting.

The directors of the Company do not have a definite term of office, and each director will serve until the next annual meeting and until the director’s successor is elected and qualified.  The Company has a Nominating Committee, comprising of three independent directors, which will consider director candidates recommended by shareholders.  The Nominating Committee does not intend to alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a shareholder, except that the Nominating Committee may consider the size and duration of the share holdings of the recommending shareholder in relation to the total outstanding shares of the Company, and the extent to which the recommending shareholder intends to continue holding its interest in the Company.  To nominate a director, shareholders must submit such nomination in writing to our Secretary at Room 507-513, 5th Floor A Building, Meidu Plaza, Gongshu District, Hangzhou, Zhejiang Province, People’s Republic of China.

Currently, the Board has fixed the number of directors at nine persons.  Nine directors are to be elected to our Board at the Annual Meeting.  The Board has nominated Lei Liu, Li Qi, Chong’an Jin, Bennet P. Tchaikovsky, Marc Thomas Serrio, Bowen Zhao, Yuehai Ke, Shuizhen Wu and Xiaomeng Yu for re-election at the Annual Meeting.  All of the nominees currently serve on our Board.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.  The nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected.  If no contrary indication is made, shares represented by executed proxy will be voted “For” the election of the nominees named above or, if any nominee becomes unavailable for election as a result of unexpected occurrence, “For” the election of a substitute nominee designated by our Board.  Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

All of the Company’s directors are expected to attend the annual meeting.

The Board recommends a vote “FOR” each nominee.

NOMINEES FOR DIRECTOR

Name	Age (1)	Position
Lei Liu	46	Chief Executive Officer and Chairman of the Board
Li Qi	38	Secretary and Director
Chong’an Jin	47	Director
Bennet P. Tchaikovsky	42	Director
Marc Thomas Serrio (2)	52	Director
Bowen Zhao (3) (4)	75	Director
Yuehai Ke (2) (3)	39	Director
Shuizhen Wu (2) (4)	61	Director
Xiaomeng Yu (3) (4)	32	Director

(1)           As of the date of this proxy statement.
(2)           Member of the Audit Committee.
(3)           Member of the Compensation Committee.
(4)           Member of the Nominating Committee.

Lei Liu, Chief Executive Officer and Chairman of the Board
Mr. Liu is one of the three founders of HJ Group, and has been the executive director of Jiuzhou Pharmacy since September 2003 and the supervising director of Jiuzhou Service since November 2005.  From December 1997 to August 2003, Mr. Liu worked in Tai He Drugstore as a general manager.  From September 1992 to November 1997, Mr. Liu was an administration official of Hangzhou Medical Junior College, his alma mater, where he was also a researcher and an anatomy instructor from September 1983 to July 1992. Mr. Liu has been a licensed researcher in the PRC since September 1988.

Li Qi, Secretary and Director
Ms. Qi is one of the three founders of HJ Group and is currently the general manager of both Jiuzhou Pharmacy and Jiuzhou Service. From January 2000 to June 2003, Ms. Qi worked in Zhejiang Yikang Drugstore as a general manager.  From October 1991 to January 2000, Ms. Qi worked in the Branch Hospital of Hangzhou No. 1 People’s Hospital as a nurse.  Ms. Qi is a licensed TCM pharmacist in the PRC and is a 1991 graduate of Hangzhou Nurse School.

Chong’an Jin, Director
Mr. Jin is one of the three founders of HJ Group and is presently the executive director of Jiuzhou Service and the managing general partner of Jiuzhou Clinic.  From June 1996 to September 2003, Mr. Jin worked for Hangzhou Qiantang Medical Outpatient Clinic as a general manager.  From December 1991 to October 1994, he worked in Hangzhou Hospital of Traditional Chinese Medicine as a physician of western medicine.  From September 1988 to December 1991, Mr. Jin worked in Zhejiang Tumor Hospital as a physician of western medicine.  In July 1988, Mr. Jin received a B.S. in Medicine from Sun Yat-sen Medical University, and is a licensed pharmacist in the PRC.

Bennet P. Tchaikovsky, Director
Mr. Tchaikovsky was appointed to the Board on August 1, 2011, following his resignation as the Company’s chief financial officer, a position he held since September 17, 2009.  Mr. Tchaikovsky is presently the chief financial officer of VLOV, Inc. From May 2008 through April 2010, Mr. Tchaikovsky served as the chief financial officer of Skystar Bio-Pharmaceutical Company which he served on a part time basis.  From March 2008 through November 2009, Mr. Tchaikovsky served as a director of Ever-Glory International Group.  From December 2008 through November 2009, Mr. Tchaikovsky served as a director of Sino Clean Energy, Inc. From July 2004 through October 2007, Mr. Tchaikovsky served as the chief financial officer of Innovative Card Technologies, Inc.  Mr. Tchaikovsky acted as a consultant to Innovative Card Technologies from November 2007 until July 2008.  None of these companies is related to or affiliated with the Company.  Mr. Tchaikovsky is a licensed Certified Public Accountant and an inactive member of the California State Bar.  He received a B.A. in Business Economics from the University of California at Santa Barbara, and a J.D. from Southwestern University School of Law.  The Board has determined that Mr. Tchaikovsky should serve as a director of the Company given his experiences and knowledge working with public companies, including as the Company’s former chief financial officer.

Marc Thomas Serrio, Director
Mr. Serrio is chief financial officer of Ready Pac Foods, Inc., a position he has held since January 2011.  He is also founder of MTS Advisory, and its president since January 1996, which specializes in providing financial executive services to early stage and middle market companies in various industries.  Mr. Serrio was interim chief financial officer and interim chief operating officer of Kate Somerville LLC from July 2008 to March 2009, chief financial officer of Detection Logic, Inc. from November 2005 to March 2008, and chief financial officer of TriTech Software Systems from March 1999 to November 2005.  None of these companies is related to or affiliated with the Company.  Mr. Serrio is a graduate of the Marshall School of Business at the University of Southern California, with a B.S. in business administration in 1981 and a M.B.A. with emphasis on investment finance and business economics in 1985.  The Board has determined that Mr. Serrio should serve as a director of the Company given his senior level management experience in finance and accounting areas.

Bowen Zhao, Director
Mr. Zhao is a senior economist who has dedicated the past 54 years toward the development of the pharmaceutical industry in Zhejiang Province.  Mr. Zhao is currently the deputy president of Zhejiang Province Industry and Economic Association, Zhejiang Province Entrepreneur Association and China Commercial Pharmacy Association, positions he has held since December 1994.  In September 1996, Mr. Zhao was instrumental in organizing Zhejiang Province Commercial Pharmacy Association (which became Zhejiang Province Pharmaceutical Industry Association in September 2002), and has served as its president since its founding.  Mr. Zhao has been with Zhejiang Pharmaceutical Co., Ltd. since September 1983 and is currently its deputy manager, and has been with Zhejiang Province Pharmaceutical Administration since May 1995, and is currently its deputy director.  The Board has determined that Mr. Zhao should serve as a director of the Company given his industry background and experience.

Yuehai Ke, Director
Dr. Ke is a professor of molecular genetics and cell signal transduction at the Department of Basic Medicine at Zhejiang University’s School of Medicine since September 2007, where he also advices doctorate candidates.  Dr. Ke graduated from Zhejiang University in 1995, where he majored in biochemistry.  After graduation, Dr. Ke joined the Chinese Center for Disease Control and Prevention from September 1995 to July 1998.  Dr. Ke obtained his master degree in medicine in 1998 from Fudan University, where he studied genetic disease of human multiple genes, and his doctorate degree in 2001 also from Fudan University.  In 2000, Dr. Ke was an exchange student at the School of Public Health at the University of Texas in Houston.  From February 2002 to September 2007, Dr. Ke studied cell signal transduction at the Cancer and Stem Cell Research Center of the Burnham Medical Research Institute in California.  From September 2005 to September 2007, Dr. Ke was an associate professor at the Chinese Academy of Medical Sciences & Peking Union Medical College, focusing his research and studies on the application development of cell kinetics models and genetic analysis.  The Board has determined that Dr. Ke should serve as a director of the Company given his medical background and experience.

Shuizhen Wu, Director
Dr. Wu has been with Zhejiang No. 1 Hospital, which is affiliated with Zhejiang University’s School of Medicine, since July 2005, where she is currently a researcher and senior management personnel.  From July 1978 to May 1994, Dr. Wu served as deputy director of the medical faculty at Zhejiang Medical University.  Dr. Wu is a 1978 graduate of Zhejiang Medical University.  The Board has determined that Dr. Wu should serve as a director of the Company given her medical background and experience.

Xiaomeng Yu, Director
Mr. Yu is president of China Mingsheng Bank’s Xiasha branch in Hangzhou, where he was previously its senior client manager from October 2005 to July 2008.  From August, 2003 to September 2005, Mr. Yu was translator and site manager for Hangzhou Road Engineering Equipment Co., Ltd.  Mr. Wu graduated from Japan’s Daito Bunka University in September 2003 with a degree in business management.  The Board has determined that Mr. Yu should serve as a director of the Company given his banking background and relationships.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our Board currently consists of nine members.  Our bylaws provide that our directors will hold office until the annual meeting of shareholders or until their successors have been elected and qualified.  Our Board is responsible for the business and affairs of the Company and considers various matters that require its approval.

Independence of the Board

We are required to comply with the NASDAQ Stock Market (“NASDAQ”) listing standards, under which a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors.  The Board consults with the Company’s counsel to ensure that the Board’ determination are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that the following directors and nominees are independent directors within the meaning of the NASDAQ listing standards: Ms. Shuizhen Wu and Messrs. Marc Thomas Serrio, Bowen Zhao, Yuehai Ke and Xiaomeng Yu.  Ms. Li Qi and Messrs. Lei Liu, Chong’an Jin and Bennet P. Tchaikovsky are not independent directors.

Code of Ethics and Business Conduct

The Company’s Code of Ethics, which applies to all officers, directors and employees, was adopted by the Board on March 15, 2010.  The Code of Ethics was filed as Exhibit 14 to the Company’s Current Report on Form 8-K filed with the SEC on March 16, 2010.

Meetings of the Board

During the fiscal year ended March 31, 2011, the Board took action by unanimous written consent four times.

Information regarding Committees of the Board

The Board has three committees: the Audit Committee, the Compensation Committee and the Nominating Committee.  The following table provides membership and meeting information for the fiscal year ended March 31, 2011 for each of these committees:

Name	Audit		Compensation		Nominating
Lei Liu
Li Qi
Chong’an Jin
Bennet P. Tchaikovsky
Marc Thomas Serrio	X	(1) (2)
Bowen Zhao			X		X
Yuehai Ke	X		X	(1)
Shuizhen Wu	X				X	(1)
Xiaomeng Yu			X		X

Total meetings in year ended March 31, 2011	0		0		0

Total actions by unanimous written consent in year ended March 31, 2011	2		1		1

(1)	Committee chairperson.
(2)	“Audit committee financial expert” within the meaning of Item 407(d)(5)(ii) and (iii) of Regulation S-K promulgated under the Exchange Act.

Below is a description of each committee of the Board as such committees are presently constituted.  The Board has determined that each current member of each committee meets the applicable SEC and NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements.  The Audit Committee assists Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditor, and prepares the report that the SEC requires to be included in the Company’s annual proxy statement.

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board.  The Audit Committee operates under a written charter approved by the Board.  The charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor.  In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

•	reviewed and discussed the audited financial statements with management and the independent auditors;

•
discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and discussed with the independent accountant the independent accountant’s independence; and

•
based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2011, as filed with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee of the Board

Marc Thomas Serrio, Chairperson of the Audit Committee

Compensation Committee

The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of the Company’s executive officers and general employees and other policies, and for providing assistance and recommendations with respect to the compensation policies and practices of the Company.

Nominating Committee

The Nominating Committee assists in the selection of director nominees, approve director nominations to be presented for shareholder approval at our annual meeting and fill any vacancies on our Board, consider any nominations of director candidates validly made by shareholders, and review and consider developments in corporate governance practices.

Each of the nine nominees for election as a director named in this proxy statement were unanimously recommended by the Nominating Committee for submission to the shareholders of the Company as the Board’ nominees.

Shareholder Communications with the Board

Our Board has not adopted a formal process for shareholders to send communications the Board.  All communications should be directed to the Company’s Secretary at Room 507-513, 5th Floor A Building, Meidu Plaza, Gongshu District, Hangzhou, Zhejiang Province, People’s Republic of China, and should prominently indicate on the outside of the envelope that it is intended for the Board or for non-management directors, and the Company’s Secretary will forward the communications to all specified directors.  If no director is specified, the communication will be forwarded to the entire Board.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Audit Committee has selected Friedman LLP (“Friedman”) as the Company’s independent registered public accountants for the fiscal year ending March 31, 2012, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the annual meeting.  Friedman was the Company’s independent registered public accountants for the fiscal year ended March 31, 2011.  If the shareholders do not ratify the selection of Friedman, the Audit Committee will select another firm of accountants.

Representatives of Friedman are not expected to be present at the annual meeting, either in person or by teleconference.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Friedman. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Board recommends a vote “FOR” the ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm.

Principal Accountant Fees and Services

Frazer Frost, LLP (“Frazer Frost”) served as our independent registered public accounting firm for fiscal year ended March 31, 2010.  On April 19, 2011, we dismissed Frazer Frost and appointed Friedman as our new independent registered public accounting firm for fiscal year ended March 31, 2011.  The following table shows the fees that were billed for audit and other services provided by these firms during the 2010 and 2011 fiscal years:

	Fiscal year ended March 31,
	2010	2011
	Frazer Frost	Frazer Frost	Friedman
Audit fees (1)	$235,000	$0	$160,000
Audit-related fees (2)	0	75,000	15,000
Tax fees (3)	0	0	0
All other fees (4)	0	3,500	0
Total	$235,000	$78,500	$175,000

(1)
Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with the engagement for fiscal years.  This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)
Audit-Related Fees – This category consists of assurance and related services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees."  The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.

(3)
Tax Fees – This category consists of professional services rendered by our independent auditors for tax compliance and tax advice.  The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4)	All Other Fees – This category consists of fees for other miscellaneous items.

Pre-Approval Policies and Procedures of the Audit Committee

Our Audit Committee approves the engagement of our independent auditors and is also required to pre-approve all audit and non-audit expenses.  Prior to engaging its accountants to perform particular services, our Audit Committee obtains an estimate for the service to be performed.  All of the services described above were approved by the Audit Committee in accordance with its procedure.

INFORMATION REGARDING OUR DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our current executive officers and directors, their respective offices and positions, and their respective dates of election or appointment:

Name	Positions Held:	Date of Election or Appointment
Lei Liu	Chief Executive Officer and Chairman of the Board	September 17, 2009
Frank Ming Zhao	Chief Financial Officer	August 1, 2011
Li Qi	Secretary and Director	October 23, 2009
Chong’an Jin	Director	October 23, 2009
Bennet P. Tchaikovsky	Director	August 1, 2011
Marc Thomas Serrio	Director	March 15, 2010
Bowen Zhao	Director	March 15, 2010
Yuehai Ke	Director	March 15, 2010
Shuizhen Wu	Director	March 15, 2010
Xiaomeng Yu	Director	March 15, 2010

Arrangements Involving Directors or Executive Officers

There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current Board.  There are also no arrangements, agreements, or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Family Relationships

There are no family relationships between or among any of the current directors, executive officers or persons nominated or charged to become directors or executive officers.  There are no family relationships among our officers and directors and those of our subsidiaries and affiliated companies.

Business Experience

The business experience of the Company’s directors, including all executive officers serving as directors, is provided above. The experience of the Company’s executive officers who are not also directors is described below.

Frank Ming Zhao, Chief Financial Officer
From September 2010 to July 2011, Mr. Zhao served as a senior manager at CFO Oncall, Inc., a financial consulting firm providing CFO services to U.S.-listed, China-based publicly traded companies.  Through CFO Oncall, Inc., Mr. Zhao has been consulting for the registrant since January 2010.  From December 2006 through August 2010, Mr. Zhao served as a senior auditor at Sherb & Co., LLP. None of these companies is related to or affiliated with the Company.  Mr. Zhao is a licensed certified public accountant.  He graduated with a bachelor’s degree in accounting from Central University of Finance and Economic in Beijing in July 1999, and obtained a master’s degree in professional accounting from the University of Washington in December 2002.

Legal Proceedings

None of our directors or executive officers has, during the past ten years:

•
had any petition under the federal bankruptcy laws or any state insolvency law filed by or against, or had a receiver, fiscal agent, or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

•	been convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i)
acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)	engaging in any type of business practice; or

(iii)	engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

•
been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any federal or state authority barring, suspending, or otherwise limiting for more than 60 days the right of such person to engage in any activity described in (i) above, or to be associated with persons engaged in any such activity;

•
been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; or

•
been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, where the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated.

EXECUTIVE COMPENSATION

The following summary compensation table indicates the cash and non-cash compensation earned during our fiscal years ended March 31, 2011 and 2010 by our principal executive officer and each of our other two highest paid executives.

Name and Principal Position	Fiscal Year ended March 31,	Salary ($)	Bonus ($)	Stock Awards ( $)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ( $)	Total ($)
Lei Liu,	2011	22,000 (1)	-0-	-0-	-0-	-0-	-0-	-0-	22,000
current CEO	2010	21,942 (2)	-0-	-0-	-0-	-0-	-0-	-0-	21,942
Bennet P. Tchaikovsky	2011	100,000	-0-	61,796	-0-	-0-	-0-	-0-	161,796
former CFO (3)	2010	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Li Qi, Current	2011	20,000 (1)	-0-	-0-	-0-	-0-	-0-	-0-	20,000
Secretary	2010	19,894 (2)	-0-	-0-	-0-	-0-	-0-	-0-	19,894
__________

(1)	Compensation as reported is based on interbank exchange rate of RMB 0.15270 to $1.00 on March 31, 2011.

(2)	Compensation as reported is based on interbank exchange rate of RMB 0.14670 to $1.00 on March 31, 2010.

(3)
Mr. Tchaikovsky’s compensation under “Stock Awards” represents 13,261 shares of common stock in connection with the Loanout agreement for his services dated May 14, 2010, including 9,261 shares vested as of March 31, 2011 pursuant to a vesting schedule and 4,000 shares issued as a bonus.  Mr. Tchaikovsky resigned as chief financial officer on August 1, 2011.

Outstanding Equity Awards at Fiscal Year Ended March 31, 2011

As of March 31, 2011, we had an obligation to issue 13,261 shares to Mr. Tchaikovsky.  Such shares were issued to Mr. Tchaikovsky in May 2011 under the China Jo-Jo Drugstores, Inc. 2010 Equity Incentive Plan.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

Except as described below, we currently have no employment agreements with any of our executive officers, or any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control.

Agreements with Frank Ming Zhao

On August 1, 2011, we entered into an employment agreement with Mr. Zhao, pursuant to which he will serve as our chief financial officer for a term of two years commencing August 1, 2011, for annual compensation of $100,000, payable in monthly installments, as well as a one-time grant of 40,000 shares of our common stock (“CFO Shares”) under our 2010 Equity Incentive Plan. Mr. Zhao is also entitled to expense reimbursement and to be included as an insured under our directors and officers insurance policy with coverage of $5,000,000.  During his employment, Mr. Zhao is subject to certain restrictive covenants, including (i) prohibition against engaging in any work that competes with us and our business and soliciting our customers, potential customers and employees, and (ii) requirement to maintain our confidential information.

Mr. Zhao’s employment agreement terminates upon his death or disability.  We may terminate the employment agreement upon 30-day written notice if Mr. Zhao is unable to perform his duties for 60 days during any 12-month period.  We may also terminate the employment agreement for cause, upon notice if at any time Mr. Zhao commits (a) fraudulent, unlawful or grossly negligent conduct in connection with his employment duties; (b) willfully misconduct; (c) willful and continued failure to perform his duties; (d) any felony or any crime involving moral turpitude; (e) violation of any of our material policy; or (f) any material breach of any written agreement with us.  Mr. Zhao may terminate his employment agreement immediately upon written notice if we breach our agreement with Mr. Zhao.

In connection with the CFO Shares, we and Mr. Zhao entered into a restricted stock award agreement dated as of August 1, 2011, under which the CFO Shares shall vest in eight equal quarterly installments on the first day of each quarter commencing on August 1, 2011.  In the event we terminate Mr. Zhao’s employment for cause, any unvested portion of the CFO Shares at the time of termination will be automatically forfeited.  We have the option to purchase any CFO Shares that Mr. Zhao offers to sell prior to the 91st day from the termination of his employment, provided that if we do not purchase any or all of the CFO Shares so offered within 30 days upon notice of offer, Mr. Zhao may sell such CFO Shares in any lawful manner at no lower price or upon no more favorable terms than those offered to us.

DIRECTOR COMPENSATION

The following table provides compensation information for our directors during the fiscal year ended March 31, 2011:

DIRECTOR COMPENSATION TABLE
Name	Fiscal Year ended March 31,	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Lei Liu (2)	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Li Qi (2)	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Chong’an Jin	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Shike Zhu	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Marc Thomas Serrio (3)	2011	-0-	40,000	-0-	-0-	-0-	-0-	40,000
Bowen Zhao	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Yuehai Ke	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Shuizhen Wu	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Xiaomeng Yu	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)	Reflects dollar amount expensed by the Company during the applicable fiscal year for financial statement reporting purposes.

(2)	This individual's compensation is reflected in the Summary Compensation Table on page 15 above.

(3)
Mr. Serrio’s compensation under “Stock Awards” represents 6,897 shares of common stock in connection with his director offer letter dated March 14, 2010, which shares were issued to him in May 2011 under the China Jo-Jo Drugstores, Inc. 2010 Equity Incentive Plan.

We do not currently have an established policy to provide compensation to members of our board of directors for their services in that capacity, although we have entered into certain agreements with a director as described below.  We intend to develop such a policy in the near future.

Agreements with Directors

Agreements with Marc Thomas Serrio

We entered into an agreement with Mr. Serrio in the form of a director offer letter, pursuant to which we have agreed to compensate him $40,000 annually for his services as a director and audit committee financial expert and chairman. Mr. Serrio’s compensation will be in the form of 6,897 restricted shares of our common stock (after giving effect to the 1-for-2 reverse stock split), payable in four quarterly installments beginning with the quarter ending March 31, 2011. Additionally, we are obligated to obtain and maintain directors and officers insurance policy, and to include Mr. Serrio as an insured under such policy.

Concurrently with the director offer letter, we also entered into an indemnification agreement with Mr. Serrio, pursuant to which we agree to hold Mr. Serrio harmless and indemnify him from and against any expense, liability or loss paid or incurred in connection with any action, suit or proceeding arising from or related to the fact that Mr. Serrio is or was a director of the Company or anything done by him in such capacity.

Agreements with Bennet P. Tchaikovsky

On August 1, 2011, we entered into an agreement with Mr. Tchaikovsky in connection with his appointment to the Board, pursuant to which Mr. Tchaikovsky will receive an annualized compensation of $40,000, including $30,000 in cash payable in twelve equal monthly installments on the first day of each month commencing August 1, 2011, and $10,000 of shares of our common stock (“Director Shares”) under our 2010 Equity Incentive Plan.  Mr. Tchaikovsky is also entitled to be included as an insured under our directors and officers insurance policy with coverage of $5,000,000.

In connection with the Director Shares, we and Mr. Tchaikovsky entered into a restricted stock award agreement dated as of August 1, 2011, under which the Director Shares shall vest in quarterly installments on the last day of each quarter commencing on October 31, 2011.  We have the option to purchase any Director Shares that Mr. Tchaikovsky offers to sell prior to the 91st day from the termination of his services, provided that if we do not purchase any or all of the Director Shares so offered within 30 days upon notice of offer, Mr. Tchaikovsky may sell such Director Shares in any lawful manner at no lower price or upon no more favorable terms than those offered to us.  In the event Mr. Tchaikovsky is terminated for cause, any unvested portion of the Director Shares at the time of termination will be automatically forfeited.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	26,897	4.98	1,998,103
Equity compensation plans not approved by security holders	—	—	—
TOTAL	26,897	4.98	1,998,103

On September 21, 2010, our Board approved a stock incentive plan for officers, directors, employees, and consultants entitled “China Jo-Jo Drugstores, Inc. 2010 Equity Incentive Plan” (the “Plan”). The maximum number of shares that may be issued under the Plan is 2,025,000 shares of our common stock. The Plan was approved by our shareholders at our last annual meeting of shareholders held on November 2, 2010. Under the Plan, we may issue common stock and/or options to purchase common stock to our officers, directors, employees and consultants. The Plan is administered either by our Board or a committee that it designates comprising of at least two “non-employee” directors. The Board (or the committee if one is designated) has full and complete authority, in its discretion, but subject to the express provisions of the Plan, to grant awards, to determine the number of awards to be granted and the time or times at which awards shall be granted; to establish the terms and conditions upon which awards may be exercised; to remove or adjust any restrictions and conditions upon awards; to specify, at the time of grant, provisions relating to exercisability of awards and to accelerate or otherwise modify the exercisability of any awards; and to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the Plan. As of March 31, 2011, there were 1,998,103 shares of our common stock remaining available for future issuance under the Plan.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding our common stock beneficially owned on November 15, 2011 for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group. To the best of our knowledge, subject to community and marital property laws, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

Common Stock Beneficially Owned
Executive officers and directors: (1)	Number of Shares beneficially owned (2)	Percentage of class beneficially owned (3)
Lei Liu, chief executive officer and chairman of the board of directors (4)	6,030,000	44.6%
Ming Zhao, chief financial officer (5)	16,000	*
Li Qi, Secretary and Director (4)	6,030,000	44.6%
Chong’an Jin, Director (4)	6,030,000	44.6%
Bennet P. Tchaikovsky, Director (6)	120,084	*
Marc Thomas Serrio (7)	13,071	*
Bowen Zhao (8)	0	*
Yuehai Ke (9)	0	*
Shuizhen Wu (10)	0	*
Xiaomeng Yu (11)	0	*
All directors and executive officers as a group (10 persons)	6,179,155	45.66%

5% Shareholders: (1)
Super Marvel Limited (4)	6,030,000	44.6%

* Less than 1%.

(1)
Unless otherwise noted, the address for each of the named beneficial owners is: Room 507-513, 5th Floor, A Building, Meidu Plaza, Gongshu District, Hangzhou, Zhejiang Province, People’s Republic of China.

(2)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding.

(3)	Unless otherwise noted, the number and percentage of outstanding shares of common stock is based upon 13,531,579 shares outstanding as of November 15, 2011.
(4)
The address of Super Marvel Limited (“Super Marvel”) is P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands. The owners of Super Marvel are Lei Liu (39%), who is also its executive director, and Li Qi (30%) and Chong’an Jin (31%), who are also its directors. As such, they are deemed to have or share investment control over Super Marvel’s portfolio. The numbers of shares of common stock reported herein as beneficially owned by Mr. Liu, Ms. Qi and Mr. Jin are held by Super Marvel, which they in turn own indirectly through their respective ownership of Super Marvel.

(5)
Ming Zhao’s address is: 2nd Floor, B Building, Meidu Plaza, Gongshu District, Hangzhou, Zhejiang Province, People’s Republic of China.  Includes 10,000 shares to which Mr. Zhao has the right to acquire within 60 days of November 15, 2011.

(6)	Bennet P. Tchaikovsky’s address is: 6571 Morningside Drive, Huntington Beach, CA 92648. Includes 6,084 shares to which Mr. Tchaikovsky has the right to acquire within 60 days of November 15, 2011.
(7)	Marc Thomas Serrio’s address is: P.O. Box 91836, Pasadena, California 91109. Includes 6,174 shares to which Mr. Serrio has the right to acquire within 60 days of November 15, 2011.
(8)	Bowen Zhao’s address is: Room 1315, Hualong Business Building, No. 110 N. Ganshan Road, Hangzhou, China 310000.
(9)	Yuehai Ke’s address is: 388 Yuhangtang Road, Hangzhou, China 310058.
(10)	Shuizhen Wu’s address is: Room 2302, #20 Building, Hanlinguan Daxue Road, Hangzhou, China 310000.
(11)	Xiaomeng Yu’s address is: Wen Hui Guan Quen Fang 7-2, No. 3 Street, Baiyang Street, Economic Commercial and Technological Development Area, Hangzhou, China 310018

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership, and annual reports concerning their ownership of our common shares and other equity securities on Forms 3, 4, and 5 respectively.  Executive officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  Based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended March 31, 2011, our directors, executive officers and holders of 10% or more of our common stock complied with Section 16(a) filing requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Share Exchange Agreement

On September 17, 2009, we executed a Share Exchange Agreement with Renovation Investment (Hong Kong) Co., Ltd. (“Renovation”) and its stockholders.  On the closing date of the Share Exchange Agreement, we issued 7,900,000 shares of our common stock to the stockholders of Renovation in exchange for 100% of the issued and outstanding common stock of Renovation. As a result, the stockholders of Renovation became our controlling shareholders and Renovation became our wholly owned subsidiary.

Other Related Party Transactions

Set forth below are the related party transactions us and our officers and/or directors as of the dates set forth on the table:

	March 31, 2011	March 31, 2010
Amount due to director (1):	$800,058	$935,000

(1)
As of March 31, 2011, the amount due to directors represents contribution from directors, Li Qi, Chong 'an Jin, and Lei Liu to Jiuxin Management to enable Jiuxin Management to meet its approved PRC registered capital requirements. Such contributions are to be returned to the directors upon demand.

We also lease a retail space and our corporate office from Mr. Liu under long-term operating lease agreements from August 2010 to August 2012 and from January 2011 to December 2012, respectively. The rents are $178,912 and $175,968 for years ended March 31, 2011 and 2010, respectively.  The rent paid to Mr. Liu amounted to $178,912 and $175,968 for the years ended March 31, 2011 and 2010, respectively.

OTHER MATTERS

The Board and management do not know of any other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

CHINA JO-JO DRUGSTORES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – December 30, 2011, at 10:00 a.m

CONTROL ID:
REQUEST ID:

Room 507-513, 5th Floor, A Building, Meidu Plaza
Gongshu District, Hangzhou
Zhejiang Province
People’s Republic of China

The undersigned hereby appoints Lei Liu as proxies of the undersigned, with full power of substitution, to vote all the shares of common stock of China Jo-Jo Drugstores, Inc. held of record by the undersigned on November 15, 2011, at the annual meeting of shareholders to be held on December 30, 2011 or any adjournment thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CJJD
PHONE:	Call toll free 1-866-752-VOTE (8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF CHINA JO-JO DRUGSTORES, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		à	FOR ALL	AGAINST	FOR ALL EXCEPT
	Election of Directors:		☐
	Lei Liu			☐	☐
	Li Qi			☐	☐	CONTROL ID:
	Chong’an Jin			☐	☐	REQUEST ID:
	Bennet P. Tchaikovsky			☐	☐
	Marc Thomas Serrio			☐	☐
	Bowen Zhao			☐	☐
	Yuehai Ke			☐	☐
	Shuizhen Wu			☐	☐
	Xiaomeng Yu			☐	☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2012		☐	☐	☐

Proposal 3
To transact such other business as may properly come before the annual meeting or any adjournment thereof.

MARK HERE FOR ADDRESS CHANGE ☐
New Address (if applicable): ________________________ ________________________ ________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2.
IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned shareholder(s) in items 1 and 2 above. If this card contains no specific voting instructions, the shares will be voted FOR the election of all nominees for director; and FOR the ratification of auditors.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)
Dated: ________________________, 2011